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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):  May 25, 1995


                             STIFEL FINANCIAL CORP.
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             (Exact Name of Registrant as specified in its Charter)


        Missouri                    1-9305                 43-1273600
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(State of Incorporation)  (Commission File Number)      (IRS Employer
                                                     Identification No.)


                               500 North Broadway
                            St. Louis, Missouri 63102
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         (Address of principal executive offices including zip code)


                                 (314) 342-2000
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              (Registrant's telephone number, including area code)























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Item 2.  Acquisition or Disposition of Assets.

         On May 25, 1995 (the "Closing Date"), Stifel, Nicolaus & Company, Incorporated, a Missouri corporation ("Stifel"), a wholly-owned subsidiary of Stifel Financial Corp. (the "Company"), sold the assets of its Oklahoma division (including three Texas offices) to Capital West Financial Corporation, an Oklahoma corporation ("CWFC"), pursuant to an Amended and Restated Asset Purchase Agreement, dated May 25, 1995 (the "Purchase Agreement"), by and among Stifel, CWFC and Capital West Securities, Inc., an Oklahoma corporation ("CWSI") and a wholly-owned subsidiary of CWFC.

         The aggregate consideration to be delivered to Stifel pursuant to the Purchase Agreement was (a) $150,000 in cash; (b) a $300,000 Senior Secured Note due May 24, 1997, obligating payment from CWFC to Stifel; (c) a $1,550,000 Senior Secured Note due May 24, 2000 (the "Long-Term Note"), obligating payment from CWFC to Stifel; (d) warrants of CWFC exercisable into common stock of CWFC representing a fully diluted ownership interest in CWFC of 19.9% as of the Closing Date, which warrants shall carry an exercise price equal to the fair market value of such common stock at the Closing Date and expire on the later of the five year anniversary of the Closing Date or 90 days after payment in full of all amounts owing under the Long-Term Note; (e) payment (the "Municipal Payments") to Stifel by CWSI of a portion of gross revenues net of third party transaction-related expenses derived from the municipal finance, institutional sales and trading functions of CWSI (collectively, the "Municipal Operations") for the period beginning on the Closing Date and ending on the third anniversary of the Closing Date calculated annually as follows: (i) 0% of the first $500,000 of annual gross revenue net of third party transaction-related expenses of CWSI derived from the Municipal Operations, (ii) 15% of the next $750,000 of annual gross revenue net of third party transaction-related expenses of CWSI derived from the Municipal Operations, plus (iii) 25% of the annual gross revenue net of third party transaction-related expenses of CWSI in excess of $1,250,000; (f) 20% of the 12b-1 fees ("12b-1 Portion") earned by CWSI for the period beginning on the Closing Date and ending on the third anniversary of the Closing Date; and (g) monthly payments (the "Investment Executive Monthly Payments") to Stifel from CWSI, over the remaining terms of the notes payable to Stifel from certain investment executives (the "Investment Executives"), in an amount equal to 5.0% of each such Investment Executive's gross sales commission for the prior month.

         Stifel received cash, secured and subordinated notes, and warrants to purchase a minority interest in CWFC. CWFC assumed certain office and equipment lease obligations of Stifel. The sale resulted in the reduction of approximately 70 investment executives and approximately 50 support staff located in 26 branch offices.

         Stifel will provide clearing services to CWSI, George H. Walker, III, Stifel's chairman of the board, will serve on the board of directors of CWFC and CWSI.

Item 5.  Other Events.

         On May 24, 1995, the Oklahoma Turnpike Authority (the "Authority") filed an action against Stifel, Nicolaus & Company, Incorporated, the Company's subsidiary, and two former officers, DeWayne Von Feldt and Robert Cochran. The lawsuit was filed in the District Court in and for Oklahoma County, State of Oklahoma and is styled "The Oklahoma Turnpike Authority v. Stifel, Nicolaus & Company, Inc., Robert Cochran and DeWayne Von Feldt", Case number CJ 95 3472. The Authority alleges that Stifel received an undisclosed payment of $6.5
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million in connection with a forward purchase contract executed between the
Authority and Sakura Global Capital for reinvesting proceeds from the Authority's 1992 bond issue which was underwritten by Stifel and Merrill Lynch, Pierce, Fenner & Smith. The Authority alleges that it received income of $12,357,000 from Sakura Global Capital for the forward purchase contract. The Authority also alleges that Stifel was not entitled to the $6.5 million payment but that the $6.5 million, in addition to the $12,357,000, should have been paid to the Authority or for its benefit. The Authority further alleges that Robert Cochran was primarily responsible for the services provided by Stifel for the 1992 Turnpike offering and that DeWayne Von Feldt, who also was a director of Stifel Financial Corp., was responsible for supervising Mr. Cochran's work.

         The Authority's petition contains four counts: (1) Breach of Agency and Fiduciary Duties; (2) Breach of Implied-in-Law Contractual Duties/Unjust Enrichment; (3) Deceit by Non-Disclosure/Concealment; and (4) Negligence - Failure to Supervise. The Authority seeks compensatory damages in the amount of $6.5 million and an unspecified amount of punitive damages.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 None.

         (b)     Pro Forma Financial Information.

                 Pro forma information related to the sale of the assets of the Oklahoma division and three Texas offices of Stifel, Nicolaus & Company, Incorporated to Capital West Financial Corporation, an Oklahoma corporation, in Note Q on page 50 of Stifel Financial Corp.'s Form 10-K for the year ended December 31, 1994 and in Note D on page 9 of Stifel Financial Corp.'s Form 10-Q for the quarter ended March 31, 1995, are incorporated herein by reference.

         (c)     Exhibits.

                 Exhibit 2(a): Amended and Restated Purchase Agreement, dated May 25, 1995, by and among Stifel, Nicolaus & Company, Incorporated, Capital West Financial Corporation and Capital West Securities, Inc., a wholly-owned subsidiary of Capital West Financial Corporation.

                 Exhibit 99(a): Press Release dated May 25, 1995 announcing the sale of the assets of the Oklahoma division and three Texas offices of Stifel, Nicolaus & Company, Incorporated to Capital West Financial Corporation, an Oklahoma corporation.

                 Exhibit 99(b): Note Q on page 50 of Stifel Financial Corp.'s Form 10-K for the year ended December 31, 1994.

                 Exhibit 99(c): Note D on page 9 of Stifel Financial Corp.'s Form 10-Q for the quarter ended March 31, 1995.







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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STIFEL FINANCIAL CORP.


Date June 9, 1995                         By: /S/ MARK D. KNOTT
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                                             Name:  Mark D. Knott
                                             Title: Chief Financial Officer













































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                                  EXHIBIT INDEX

Exhibit No.              Description
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Exhibit 2(a)             Amended and Restated Asset Purchase Agreement,
                         dated May 25, 1995

Exhibit 99(a)            Press Release dated May 25, 1995

Exhibit 99(b) Note Q on page 50 of Stifel Financial Corp.'s Form 10-K for the year ended December 31, 1994

Exhibit 99(c) Note D on page 9 of Stifel Financial Corp.'s Form 10-Q for the quarter ended March 31, 1995